SALE AND SERVICING AGREEMENT

among

BMW VEHICLE OWNER TRUST 2010-A,
Issuer

BMW FS SECURITIES LLC,
Depositor,

BMW FINANCIAL SERVICES NA, LLC,
Seller, Sponsor, Servicer, Administrator and Custodian,

and

CITIBANK, N.A.,
Indenture Trustee

Dated as of March 1, 2010

TABLE OF CONTENTS

PAGE

ARTICLE I.
DEFINITIONS

SECTION 1.01.

Definitions

1

SECTION 1.02.

Other Definitional Provisions

16

ARTICLE II.
CONVEYANCE OF RECEIVABLES

SECTION 2.01.

Conveyance of Receivables

17

ARTICLE III.
THE RECEIVABLES

SECTION 3.01.

Representations and Warranties of the Seller

18

SECTION 3.02.

Representations and Warranties of the Depositor

19

SECTION 3.03.

Repurchase Upon Breach

20

SECTION 3.04.

Custody of Receivable Files

20

SECTION 3.05.

Duties of Servicer as Custodian

21

SECTION 3.06.

Instructions; Authority to Act

22

SECTION 3.07.

Custodian's Indemnification

22

SECTION 3.08.

Effective Period and Termination

22

ARTICLE IV.
ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 4.01.

Duties of Servicer

23

SECTION 4.02.

Collection of Receivable Payments; Modifications of Receivables

24

SECTION 4.03.

Realization upon Receivables

25

SECTION 4.04.

Physical Damage Insurance

25

SECTION 4.05.

Maintenance of Security Interests in Financed Vehicles

25

SECTION 4.06.

Covenants of Servicer

25

SECTION 4.07.

Purchase of Receivables Upon Breach

26

SECTION 4.08.

Servicing Fee

26

SECTION 4.09.

Servicer's Certificate

27

SECTION 4.10.

Annual Statement as to Compliance; Notice of Servicer

Termination Event

27

SECTION 4.11.

Assessment of Compliance and Annual Accountants' Attestation

27

SECTION 4.12.

Access to Certain Documentation and Information Regarding

Receivables

29

SECTION 4.13.

Term of Servicer

29

SECTION 4.14.

Access to Information Regarding Trust and Basic Documents

29

ARTICLE V.
DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

SECTION 5.01.

Establishment of Accounts

29

SECTION 5.02.

Collections

32

SECTION 5.03.

Application of Collections

32

SECTION 5.04.

Purchase Amounts; Dealer Recourse

32

SECTION 5.05.

Reserved

33

SECTION 5.06.

Distributions

33

SECTION 5.07.

Reserve Account

34

SECTION 5.08.

Statements to Securityholders

35

SECTION 5.09.

Net Deposits

37

SECTION 5.10.

Reserved

37

SECTION 5.11.

Advances by the Servicer

37

ARTICLE VI.
THE DEPOSITOR

SECTION 6.01.

Representations, Warranties and Covenants of Depositor

38

SECTION 6.02.

Company Existence

39

SECTION 6.03.

Liability of Depositor

39

SECTION 6.04.

Merger or Consolidation of, or Assumption of the Obligations of,

Depositor

40

SECTION 6.05.

Limitation on Liability of Depositor and Others

40

SECTION 6.06.

Depositor May Own Securities

40

SECTION 6.07.

Depositor to Provide Copies of Relevant Securities Filings

40

SECTION 6.08.

Amendment of Depositor's Organizational Documents

41

ARTICLE VII.
THE SERVICER

SECTION 7.01.

Representations, Warranties and Covenants of Servicer

41

SECTION 7.02.

Indemnities of Servicer

42

SECTION 7.03.

Merger or Consolidation of, or Assumption of the Obligations of,

Servicer

43

SECTION 7.04.

Limitation on Liability of Servicer and Others

44

SECTION 7.05.

Appointment of Subservicer or Subcontractor

44

SECTION 7.06.

Servicer Not to Resign

45

SECTION 7.07.

Servicer May Own Securities

46

SECTION 7.08.

Information to be Provided by the Servicer

46

SECTION 7.09.

Remedies

47

ARTICLE VIII.
DEFAULT

SECTION 8.01.

Servicer Termination Events

47

SECTION 8.02.

Consequences of a Servicer Termination Event

48

SECTION 8.03.

Appointment of Successor Servicer

49

SECTION 8.04.

Notification to Securityholders

50

SECTION 8.05.

Waiver of Past Defaults

50

ARTICLE IX.
TERMINATION

SECTION 9.01.

Optional Purchase of All Receivables

51

ARTICLE X.
MISCELLANEOUS

SECTION 10.01.

Amendment

51

SECTION 10.02.

Protection of Title to Trust

52

SECTION 10.03.

Notices

54

SECTION 10.04.

Assignment by the Depositor or the Servicer

54

SECTION 10.05.

Limitations on Rights of Others

55

SECTION 10.06.

Severability

55

SECTION 10.07.

Counterparts

55

SECTION 10.08.

Headings

55

SECTION 10.09.

Governing Law

55

SECTION 10.10.

Assignment by Issuer

55

SECTION 10.11.

Nonpetition Covenants

55

SECTION 10.12.

Limitation of Liability of Owner Trustee and Indenture Trustee

56

SECTION 10.13.

Depositor Payment Obligation

56

SECTION 10.14.

Intent of the Parties; Reasonableness

56

EXHIBITS

SCHEDULE A

Schedule of Receivables

SCHEDULE B

Location of Receivable Files

SCHEDULE C

Yield Supplement Overcollateralization Amount

EXHIBIT A

Representations and Warranties of the Seller

EXHIBIT B

Form of Payment Date Statement to Securityholders

EXHIBIT C

Form of Servicer’s Certificate

EXHIBIT D

Form of Dealer Agreement

EXHIBIT E

Form of Annual Certification

EXHIBIT F

Servicing Criteria to be Addressed in Assessment of Compliance

THIS SALE AND SERVICING AGREEMENT (this "Agreement"), dated as of March 1, 2010 is among BMW VEHICLE OWNER TRUST 2010-A, a Delaware statutory trust (the "Issuer"), BMW FS SECURITIES LLC, a Delaware limited liability company (the "Depositor"), BMW FINANCIAL SERVICES NA, LLC, a Delaware limited liability company ("BMW FS"), as the seller (in such capacity, the "Seller"), as the sponsor (in such capacity, the "Sponsor"), as servicer (in such capacity, the "Servicer"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian"), and CITIBANK, N.A., a national banking association, as indenture trustee (the "Indenture Trustee").

WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts generated by BMW FS in the ordinary course of its business and sold by BMW FS to the Depositor;

WHEREAS, the Depositor is willing to sell such receivables to the Issuer; and

WHEREAS, BMW FS is willing to service such receivables.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.01.

Definitions.  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Adjusted Pool Balance” means as of the Closing Date, the aggregate Principal Balance of the Receivables as of the Cutoff Date less the Yield Supplement Overcollateralization Amount as of the Closing Date, and thereafter, on any Payment Date, the Pool Balance with respect to such Payment Date less the Yield Supplement Overcollateralization Amount with respect to such Payment Date.”

“Administrative Purchase Payment” means with respect to a Receivable purchased by or on behalf of the Servicer pursuant to Section 4.07, an amount equal to the Receivable’s unpaid Principal Balance, plus interest thereon at a rate equal to the sum of the stated Annual Percentage Rate of the Receivable and the Servicing Fee Rate, on the last day of the Collection Period preceding such purchase.

"Advance" means, as to any Payment Date, the aggregate of all scheduled payments of interest which were due during the related Collection Period that remained unpaid at the end of such Collection Period and were not collected during such Collection Period, exclusive of amounts of any such scheduled payment which the Servicer has determined would be a Nonrecoverable Advance if an advance in respect of such scheduled payment were made.

"Advance Reimbursement Amount" means any amount received or deemed to be received by the Servicer pursuant to Section 5.11 in reimbursement of an Advance made out of its own funds.

"Agreement" means this Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.

"Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

"Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

"Available Amounts" means, with respect to any Payment Date, the sum of Available Principal and Available Interest.

"Available Amounts Shortfall" shall have the meaning set forth in Section 5.06(b).

"Available Interest" means, with respect to any Payment Date, the sum of the following amounts, without duplication, allocable to interest received or allocated by the Servicer on or in respect of the Receivables during the related Collection Period: (a) that portion of all collections on Receivables (excluding any collections constituting late fees, prepayment charges, deferment fees and other administrative fees or similar charges) allocable to interest (including the amount, if any, of Advances for that Collection Period, but excluding the amount, if any, of reimbursements of Advances previously made with respect to a Receivable to the Servicer from amounts received in respect of the Receivable), (b) the Administrative Purchase Payments or Warranty Purchase Payments with respect to each Receivable that became a Purchased Receivable purchased from the Trust with respect to the related Collection Period to the extent attributable to accrued interest on such Receivable (less the amount, if any of reimbursements of Advances previously made with respect to a Receivable to the Servicer from Administrative Purchase Payments or Warranty Purchase Payments with respect to the Receivable), (c) Recoveries for such Collection Period to the extent allocable to interest, (d) Liquidation Proceeds for such Collection Period to the extent allocable to interest and (e) Net Investment Losses deposited by the Servicer; provided, however, that in calculating the Available Interest the following will be excluded: all payments and proceeds that are allocable to interest (including Liquidation Proceeds and Recoveries) of any Purchased Receivable, the applicable Purchase Amount of which has been included in the Available Interest in a prior Collection Period.

"Available Principal" means, with respect to any Payment Date, the sum of the following amounts, without duplication, with respect to the related Collection Period: (a) the portion of all collections on Receivables (excluding any collections constituting late fees, prepayment charges, deferment fees and other administrative fees or similar charges) allocable to principal, (b) the Administrative Purchase Payments or Warranty Purchase Payments with respect to each Receivable that became a Purchased Receivable purchased from the Trust with respect to the related Collection Period to the extent attributable to principal, (c) Recoveries for such Collection Period to the extent allocable to principal and (d) Liquidation Proceeds for such Collection Period to the extent allocable to principal; provided, however, that in calculating the Available Principal the following will be excluded: all payments and proceeds that are allocable to principal (including Liquidation Proceeds and Recoveries) of any Purchased Receivable, the applicable Purchase Amount of which has been included in the Available Principal in a prior Collection Period.

"Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

"BMW Capital" means BMW US Capital, LLC, a Delaware limited liability company.

"BMW FS" means BMW Financial Services NA, LLC, a Delaware limited liability company.

"Business Day" means any day other than a Saturday, a Sunday or a day on which a national banking association or a commercial banking institution in the State of New Jersey, the State of Delaware or the State of New York is authorized or obligated by law or executive order to remain closed.

"Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

"Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

"Certificate Percentage Interest" has the meaning assigned to such term in the Trust Agreement.

"Certificateholders" has the meaning assigned to such term in the Trust Agreement.

"Class" means any one of the classes of Notes.

"Class A Rate" means the Class A-1 Rate, Class A-2 Rate, Class A-3 Rate or Class A-4 Rate, as applicable.

"Class A-1 Final Scheduled Payment Date" means the April 25, 2011 Payment Date.

"Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

"Class A-1 Notes" means the 0.27929% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

"Class A-1 Rate" means 0.27929% per annum.

"Class A-2 Final Scheduled Payment Date" means the September 25, 2012 Payment Date.

"Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

"Class A-2 Notes" means the 0.68% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

"Class A-2 Rate" means 0.68% per annum.

"Class A-3 Final Scheduled Payment Date" means the April 25, 2014 Payment Date.

"Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

"Class A-3 Notes" means the 1.39% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

"Class A-3 Rate" means 1.39% per annum.

"Class A-4 Final Scheduled Payment Date" means the October 25, 2016 Payment Date.

"Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

"Class A-4 Notes" means the 2.10% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

"Class A-4 Rate" means 2.10% per annum.

"Closing Date" means April 21, 2010.

"Collateral" has the meaning specified in the Granting Clause of the Indenture.

"Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

"Collection Period" means with respect to any Payment Date, the calendar month preceding such Payment Date (or in the case of the first Payment Date, the period from the Cutoff Date through the last day of the calendar month preceding the month in which the first Payment Date occurs). Any amount stated as of the last day of a Collection Period shall give effect to all applications of collections as determined as of the close of business on such last day.

"Commission" means the Securities and Exchange Commission.

"Contract" means a motor vehicle retail installment sale contract.

"Conveyed Assets" shall have the meaning set forth in Section 2.01.

“Corporate Trust Office” shall have the meaning (i) with respect to the Indenture Trustee, set forth in the Indenture; and (ii) with respect to the Owner Trustee, set forth in the Trust Agreement.

"Custodian" means BMW FS, in its capacity as custodian of the Receivables.

"Cutoff Date" means the close of business on February 28, 2010.

"Dealer" means the dealer who sold a Financed Vehicle and who originated the related Receivable and assigned it to BMW FS pursuant to a Dealer Agreement.

"Dealer Agreement" means an agreement between BMW FS and a Dealer pursuant to which such Dealer sells Contracts to BMW FS substantially in the form of Exhibit D.

"Delivery" when used with respect to Trust Account Property means:

(a)

with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102(a)(4) of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b)

with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

(c)

with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either (i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and

(d)

with respect to any item of Trust Account Property that is a security entitlement causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee.

"Depositor" means BMW FS Securities LLC and its successors in interest.

"Determination Date" means, with respect to each Payment Date, the second Business Day immediately preceding the related Payment Date.

"Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

"Eligible Institution" means:

(a) the corporate trust department of the Indenture Trustee or the Owner Trustee; or

(b) a depository institution organized under the laws of the United States of America or any State, that (i) has either (A) a long-term unsecured debt rating of “A+” or higher by S&P and acceptable to Moody’s or (B) short-term unsecured debt obligations rated in the highest short-term rating category by each Rating Agency and (ii) the deposits of which are insured by the FDIC.

"Eligible Investments" means securities, negotiable instruments or security entitlements that evidence:

(a)

direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

(b)

demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

(c)

commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

(d)

investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

(e)

bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f)

repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b) above; and

(g)

any other investment with respect to which the Issuer, the Indenture Trustee or the Servicer has received written notification from each Rating Agency that the acquisition of such investment will satisfy the Rating Agency Condition.

Eligible Investments may include, without limitation, those investments for which the Indenture Trustee or an affiliate of the Indenture Trustee provides services and receives compensation.

"Eligible Servicer" means BMW FS or any other Person that at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sale contracts, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $50,000,000.

"Exchange Act" means the Securities and Exchange Act of 1934, as amended.

"FDIC" means the Federal Deposit Insurance Corporation, and its successors.

"Financed Vehicle" means a new or used automobile, motorcycle or light truck, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

"Force Majeure" means any delay or failure in performance caused by acts beyond the Servicer's reasonable control, including acts of God, war, vandalism, sabotage, accidents, fires, floods, strikes, labor disputes, mechanical breakdown, shortages or delays in obtaining suitable parts or equipment, material, labor, or transportation, acts of subcontractors, interruption of utility services, acts of any unit of government or governmental agency, or any similar or dissimilar cause.

"Indenture" means the Indenture, dated as of March 1, 2010, between the Issuer and the Indenture Trustee.

"Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

"Initial Pool Balance" means an amount equal to the aggregate Principal Balance of the Receivables as of the Cutoff Date.

"Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

"Interest Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

"Interest Period" means (a) with respect to the Class A-1 Notes, the period from and including the most recent Payment Date (or, in the case of the first Payment Date, the Closing Date) to but excluding the next succeeding Payment Date and (b) with respect to the Class A-2, Class A-3 and Class A-4 Notes, the period from and including the 25th day of the calendar month preceding a Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to but excluding the 25th day of the calendar month in which the Payment Date occurs.

"Investment Earnings" means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Collection Account, the Note Distribution Account and the Reserve Account to be applied on such Payment Date pursuant to Section 5.01(d).

"Issuer" means BMW Vehicle Owner Trust 2010-A.

"Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

"Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the related Financed Vehicle has been repossessed in excess of 90 days and has not yet been liquidated, (iii) the Servicer has determined in accordance with its credit policies that all amounts that it expects to receive with respect to the Receivable have been received or (iv) the end of the Collection Period in which the Receivable becomes 150 days or more past due.

"Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

"Minimum Required Rating" means, with respect to BMW Capital, a short-term unsecured debt rating of the commercial paper of BMW Capital (which commercial paper is guaranteed by Bayerische Motoren Werke Aktiengesellschaft) equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's, or such other rating for which the Rating Agency Condition is satisfied and is acceptable to Moody’s.

"Moody's" means Moody's Investors Service, Inc., and its successors.

"Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(d) exceeds the aggregate of all interest and other income realized during such period on such funds.

"Nonrecoverable Advance" means any Advance made or proposed to be made pursuant to Section 5.11, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from Liquidation Proceeds or otherwise or any Advance so deemed in accordance with Section 5.11. In determining whether an Advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment.

"Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

"Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a two-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original Outstanding Amount of such Class of Notes.  Each Note Pool Factor will be 1.00 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

"Noteholders" shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders.

"Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

"Officers' Certificate" means a certificate signed by (a) any vice president or the controller and (b) the president, any vice president, the treasurer, any assistant treasurer, the controller, the secretary or any assistant secretary of the Depositor or the Servicer, as appropriate.

"Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor or the Servicer, which counsel shall be satisfactory to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel.

"Outstanding" has the meaning assigned to such term in the Indenture.

"Outstanding Amount" means, as of any date of determination, the aggregate principal amount of one Class or of all Classes of Notes, as applicable, Outstanding as of such date of determination.

"Outstanding Amount Advanced" means, as to any Payment Date, the aggregate of all Advances remitted by the Servicer out of its own funds pursuant to Section 5.11, less the aggregate of all related Advance Reimbursement Amounts actually received prior to such Payment Date.

"Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

"Payment Date" means, with respect to each Collection Period, the 25th day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on May 25, 2010.

"Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

"Pool Balance" means, with respect to any Payment Date, an amount equal to the aggregate Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and all Purchase Amounts allocable to principal to be remitted by the Servicer or the Seller, as applicable, for the related Collection Period, and exclusive of all Liquidated Receivables.

"Principal Balance" means, with respect to any Receivable and as of any date, the Amount Financed minus an amount equal to, as of the close of business on the last day of the related Collection Period, (i) that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method; (ii) any Purchase Amounts with respect to such Receivable allocable to principal (to the extent not included in clause (i) above); and (iii) any prepayments or other payments applied to reduce the unpaid principal balance of such Receivable (to the extent not included in clause (i) above).

"Principal Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

“Priority Distribution Amount” means, with respect to any Payment Date, an amount not less than zero equal, of an amount equal to (i) the aggregate Outstanding Amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on that preceding Payment Date) or the Closing Date (in the case of the first Payment Date), as the case may be, minus (ii) the Adjusted Pool Balance; provided however, that the Priority Principal Distribution Amount shall not exceed the sum of the aggregate Outstanding Amount of all of the Notes on that Payment Date; and provided further, that the Priority Principal Distribution Amount on and after the Final Scheduled Payment Date of a Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of that Class of Notes and all earlier maturing Classes of Notes to zero.

"Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, in the case of a Receivable purchased by or on behalf of the Servicer pursuant to Section 4.07, an Administrative Purchase Payment or in the case of a Receivable repurchased by or on behalf of the Seller pursuant to Section 3.03 hereof and the Receivables Purchase Agreement, a Warranty Purchase Payment, as applicable.

"Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to Section 3.03 hereof and the Receivables Purchase Agreement.

"Rating Agency" means Moody's and Standard & Poor's, as the context may require. If none of Moody’s, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

"Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given ten Business Days (or such shorter period as is practicable to each Rating Agency) prior notice thereof and within ten Business Days of each Rating Agency’s receipt of such notice (or such shorter period as is practicable to each Rating Agency) that (i) in the case of Moody’s, such Rating Agency shall not have notified the Issuer and the Indenture Trustee in writing that such action will result in a Rating Event or (ii) in the case of S&P, such Rating Agency shall have provided written confirmation to the Issuer and the Indenture Trustee that such action will not result in a Rating Event.  Further, each Rating Agency retains the right to downgrade, qualify or withdraw its rating assigned to all or any of the Notes at any time in its sole judgment even if the Rating Agency Condition with respect to an event or action had been previously satisfied pursuant to the preceding sentence.

“Rating Event” means the qualification, reduction or withdrawal by one of the Rating Agencies of its then-current rating of any Class of Notes.

"Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance thereof over the portion of related Liquidation Proceeds and Recoveries allocable to principal.

"Receivable Files" means the following documents with respect to each Financed Vehicle:

(i)

in the case of each Receivable constituting “tangible chattel paper”, the fully executed original of each Receivable (together with any agreements modifying each such Receivable including any deferment agreement) or, in the case of each Receivable constituting “electronic chattel paper”, the “authoritative copy” (as such term is used in Section 9-105 of the UCC) of such Receivable;

(ii)

the original credit application, or an electronic copy thereof;

(iii)

the original certificate of title or such other documents (electronic or otherwise, as used in the applicable jurisdiction) that the Servicer or the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle; and

(iv)

any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

"Receivables" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

"Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of March 1, 2010, between BMW FS, as seller, and the Depositor.

"Record Date" means, as to any Payment Date or the Redemption Date (i) if the Notes are issued in book-entry form, the close of business on the Business Day immediately preceding such Payment Date or the Redemption Date and (ii) if the Notes are issued in definitive form, the last Business Day of the month preceding such Payment Date or the Redemption Date.

"Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

"Redemption Price" shall have the meaning set forth in the Indenture.

"Regular Principal Distribution Amount" means, with respect to any Payment Date, an amount not less than zero equal to the excess, if any, of (i) the aggregate Outstanding Amount of all the Notes as of the preceding Payment Date (after giving effect to any principal payments made on the Notes on such preceding Payment Date) or the Closing Date (in the case of the first Payment Date), as the case may be, minus (ii) the Adjusted Pool Balance less the Target Overcollateralization Amount with respect to such Payment Date; over the Priority Principal Distribution Amount deposited in the Note Distribution Account with respect to such Payment Date; provided however, that the Regular Principal Distribution Amount shall not exceed the sum of the aggregate Outstanding Amount of all of the Notes on that Payment Date (after giving effect to any principal payments made on the Notes on the current Payment Date in respect of the Priority Principal Distribution Amount, if any); provided further, that the Regular Principal Distribution Amount on and after the Final Scheduled Payment Date of a Class of Notes shall not be less than the amount that is necessary to reduce the Outstanding Amount of that Class of Notes and all earlier maturing Classes of Notes to zero.

"Regulation AB" means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

"Reserve Account" means the account designated as such, established by the Issuer and maintained by the Indenture Trustee pursuant to Section 5.01(c).

"Reserve Account Initial Deposit" means $1,937,984.62.

"Reserve Account Required Amount" means (a) on the Closing Date, the Reserve Account Initial Deposit and (b) with respect to any Payment Date, an amount equal to the lesser of $1,937,984.62 and the aggregate Outstanding Amount of the Notes.

"Reserve Account Withdrawal Amount" means, with respect to each Payment Date, the lesser of (x) the excess of (i) the amounts due under Section 5.06(b)(i) through (iii) over (ii) Available Amounts for such Payment Date and (y) the amount on deposit in the Reserve Account on such Payment Date.

"Responsible Officer" means the president, any vice president, the treasurer, any assistant treasurer, the controller, the secretary or any assistant secretary of the Servicer.

“Sarbanes Certification” has the meaning set forth in Section 4.11(a)(iv).

"Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

"Securities" means the Notes and the Certificates.

"Securityholders" means the Noteholders or the Certificateholders, as the context may require.

"Seller" means BMW FS and its successor in interest, as the seller of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

"Servicer" means BMW FS, as the servicer of the Receivables, and each successor to BMW FS (in the same capacity) pursuant to Section 7.03 or 8.03.

"Servicer Termination Event" shall have the meaning set forth in Section 8.01.

"Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

"Servicing Criteria" means the "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

"Servicing Fee" means, for each Collection Period, an amount equal to 1.00% per annum of the Pool Balance as of the first day of the Collection Period; provided that in the case of the first Payment Date, the Servicing Fee will be an amount equal to the sum of (a) 1.00% per annum of the Pool Balance as of the Cutoff Date and (b) 1.00% per annum of the Pool Balance as of April 1, 2010.

"Servicing Fee Rate" means 1.00% per annum.

"Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable stated annual percentage rate, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

"Standard & Poor's" means Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc., and its successors.

"Subcontractor" means any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the asset-backed securities market) of the Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Servicer or a Subservicer.

"Subservicer" means any Person that services Receivables on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement that are identified in Item 1122(d) of Regulation AB.

"Supplemental Servicing Fee" shall have the meaning set forth in Section 4.08.

"Target Overcollateralization Amount" means, with respect to any Payment Date, the product of (i) 4.30% and (ii) the initial Adjusted Pool Balance.

"Trust" means the Issuer.

"Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

"Trust Accounts" means the Collection Account, the Note Distribution Account and the Reserve Account.

"Trust Agreement" means the Amended and Restated Trust Agreement, dated as of April 21, 2010, between the Depositor and the Owner Trustee.

"Trust Fees and Expenses" means all accrued and unpaid Owner Trustee and Indenture Trustee's fees and any amounts due to the Owner Trustee and the Indenture Trustee for reimbursement of expenses or in respect of indemnification and other administrative fees of the Trust.

"Trust Officer" means, with respect to the Indenture Trustee or Owner Trustee, as applicable, any officer within the Corporate Trust Office or successor group of the Indenture Trustee or the Owner Trustee, respectively, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee or the Owner Trustee, respectively, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents.

"UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

“Warranty Purchase Payment” means with respect to any Receivable repurchased by or on behalf of the Seller pursuant to Section 3.03 or the Receivables Purchase Agreement, an amount equal to the Receivable’s unpaid Principal Balance, plus interest thereon at a rate equal to the stated Annual Percentage Rate for the Receivable to the last day of the Collection Period relating to the preceding such repurchase.

"Yield Supplement Overcollateralization Amount" means, with respect to any Payment Date, the dollar amount set forth next to such Payment Date on Schedule C hereto.

SECTION 1.02.

Other Definitional Provisions.

(a)

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

(b)

All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)

As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

(d)

The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

(e)

The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f)

Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II.

CONVEYANCE OF RECEIVABLES

SECTION 2.01.

Conveyance of Receivables.

In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes and the Certificates, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to the following assets and property, whether now owned or existing or hereafter acquired or arising:

(i)

the Receivables and all moneys received thereon after the close of business on the Cutoff Date;

(ii)

the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

(iii)

any Liquidation Proceeds and Recoveries and any other proceeds with respect to the Receivables from claims on any theft, physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy;

(iv)

any property that shall have secured a Receivable and shall have been acquired by or on behalf of the Depositor, the Seller, the Servicer or the Trust;

(v)

all documents and other items contained in the Receivable Files;

(vi)

all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement;

(vii)

the Trust Accounts and all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon); and

(viii)

all proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and

(ix)

the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (viii) above, the "Conveyed Assets").

It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other related property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a security agreement under applicable law, and the Depositor hereby grants, to the Issuer a first priority perfected security interest in all of the Depositor's right, title and interest in and to the Conveyed Assets, whether now owned or existing or hereafter acquired or arising, and under all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, as security for the Depositor's obligations hereunder.

ARTICLE III.

THE RECEIVABLES

SECTION 3.01.

Representations and Warranties of the Seller.

(a)

The Seller has made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section 2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Seller therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Seller to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the sale and delivery of the Receivables to the Issuer (or the Custodian on its behalf) and the pledge of the Receivables to the Indenture Trustee.

(b)

The Seller hereby agrees that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Seller to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Seller as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights through the Depositor.

SECTION 3.02.

Representations and Warranties of the Depositor.  The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and with respect to the representations and warranties set forth in paragraphs (d) through (j) below, shall be non-waivable:

(a)

Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables.

(b)

All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in the State of Ohio and the State of Delaware with respect to the sale of the Conveyed Assets to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

(c)

Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Conveyed Asset except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

(d)

Valid Security Interest. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Conveyed Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

(e)

Perfection. The Depositor has taken all steps necessary to perfect its security interest against the Obligors in the property securing the Receivables.

(f)

Chattel Paper. Each Receivable constitutes "tangible chattel paper" or “electronic chattel paper” within the meaning of the applicable UCC.

(g)

Good and Marketable Title. The Depositor owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

(h)

Filing of Financing Statements. The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Conveyed Assets granted to the Issuer hereunder.

(i)

Other Financing Statements. Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Conveyed Assets. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Conveyed Assets other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against the Depositor.

(j)

Original Contract. The Depositor has in its possession all original copies of the Contracts that constitute or evidence the Receivables (or, in the case of each Receivable constituting electronic chattel paper the custodian has “control” (as such term is used in Section 9-105 of the UCC) of each such Recievable).  The Contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer. All financing statements filed or to be filed against the Depositor in favor of the Issuer in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer."

SECTION 3.03.

Repurchase Upon Breach.  Each of the Depositor, the Issuer, the Indenture Trustee, the Seller and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Seller's representations and warranties made pursuant to Section 3.01 of this Agreement or Sections 3.02 and 3.03 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein; provided, however, the Indenture Trustee shall have no obligation at any time to perform any actions to determine if any breaches exist.  Unless any such breach shall have been cured by the last day of the second Collection Period following the Collection Period in which it discovers or receives notice of such breach (or, at the Seller’s election, the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach), the Seller shall be obligated and, if necessary, the Issuer shall enforce the obligations of the Seller under the Receivables Purchase Agreement, to purchase any Receivable materially and adversely affected by any such breach. In consideration of the repurchase of any such Receivable, the repurchasing Seller shall remit the applicable Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit, in the manner specified in Section 5.04.  The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to the unpaid balance plus accrued interest on any Receivable as to which a breach of a representation or warranty has occurred pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement or the agreement contained in this Section shall be to require the Seller to purchase such Receivable pursuant to this Section or to repurchase such Receivable pursuant to the Receivables Purchase Agreement.

SECTION 3.04.

Custody of Receivable Files.  To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files (whether held in tangible paper form or electronic form), which are hereby constructively delivered by the Issuer to the Indenture Trustee.  The Servicer may appoint one or more agents to act as subcustodians of certain items contained in a Receivables File so long as the Servicer remains primarily responsible for their safekeeping and for its duties and obligations as custodian hereunder.

SECTION 3.05.

Duties of Servicer as Custodian.

(a)

Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive and motorcycle receivables that the Servicer services for itself or others and the Servicer acknowledges that for purposes of Section 9-313(c) of the UCC that it is retaining possession of and acting as custodian for the Receivable Files for the benefit of the Indenture Trustee. The Servicer shall conduct, or cause to be conducted, periodic reviews of the Receivable Files held by it under this Agreement in a manner consistent with its reviews of other receivables serviced for its own account and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any material failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such material failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivables or the Receivable Files.

(b)

Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 30 days after any change in location (except that, in the case of any Receivable constituting “electronic chattel paper”, the “authoritative copy” (as such term is used in Section 9-105 of the UCC) of such Receivable shall be maintained by the Servicer in a computer system such that the Servicer maintains “control” (as such term is used in Section 9-105 of the UCC) over such “authoritative copy”). The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

(c)

Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer shall release any document in the Receivable Files to the Indenture Trustee or its agent or designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.  The Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee to return any document or any delay in doing so.

SECTION 3.06.

Instructions; Authority to Act.  The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, by the Issuer.

SECTION 3.07.

Custodian's Indemnification.  The Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Issuer, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence (or gross negligence in the case of the Owner Trustee) of the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee, as the case may be.

Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation, each of which is duly documented. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

SECTION 3.08.

Effective Period and Termination.  The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section. If BMW FS, or any successor Servicer, shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of BMW FS as Servicer or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Issuer or by the Holders of Notes evidencing not less than 50% of the Outstanding Amount of the Notes (or, if no Notes are then Outstanding, the Certificateholders representing not less than 50% of the aggregate Certificate Percentage Interest) in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. As soon as practicable after any termination of such appointment (but in no event more than 10 Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's designee at such place or places as the Indenture Trustee may reasonably designate; provided, however, that with respect to “authoritative copies” of the Receivables constituting electronic chattel paper, (a) if the Servicer’s appointment as custodian has been terminated in connection with the resignation or termination of the Servicer as servicer, the custodian shall transfer such “authoritative copies” to the successor Servicer or (b) otherwise, unless otherwise instructed by the Indenture Trustee, such “authoritative copies” shall be transferred to the Indenture Trustee or the Indenture Trustee’s designee.  In each case, if necessary, an authorized representative of BMW FS shall use commercially reasonable efforts to convert an authoritative copy into tangible form by permanently removing such authoritative copy from BMW FS’ electronic vaulting system and causing a contract in tangible form to be printed as the tangible authoritative copy, and shall deliver such tangible authoritative copy to the successor Servicer or to the Indenture Trustee or the Indenture Trustee’s designee at the place or places as the Indenture Trustee may reasonably designate. Notwithstanding the termination of BMW FS as custodian, the Indenture Trustee and the Issuer agree that, upon any such termination and for so long as BMW FS remains the Servicer hereunder, the Indenture Trustee or the Issuer, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

ARTICLE IV.

ADMINISTRATION AND SERVICING OF RECEIVABLES

SECTION 4.01.

Duties of Servicer.  The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the Collateral, accounting for collections, furnishing monthly and annual statements to the Owner Trustee, and the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables and the Dealer Agreements. The Servicer shall, or shall cause the Administrator to, prepare, execute and deliver all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle or self help as permitted by applicable law. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

SECTION 4.02.

Collection of Receivable Payments; Modifications of Receivables.

(a)

Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make all reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself or others and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

(b)

The Servicer may grant payment deferments only to the extent permissible in its "Collection and Servicing Guidelines" as in effect from time to time; provided, that no such deferment shall extend the final payment date on any Receivable beyond the last day of the Collection Period immediately preceding the Class A-4 Final Scheduled Payment Date.

(c)

Upon any deferment not in accordance with this Section, the Servicer shall be required to purchase the related Receivable in accordance with Section 4.07.

SECTION 4.03.

Realization upon Receivables.  Consistent with its customary procedures, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely and with respect to which the Servicer determines that such repossession or other action is in the best interest of the Trust.

SECTION 4.04.

Physical Damage Insurance.  The Servicer shall, in accordance with its customary servicing procedures, require each Obligor to obtain and maintain physical loss damage insurance covering the related Financed Vehicle as of the execution of the related Receivable.

SECTION 4.05.

Maintenance of Security Interests in Financed Vehicles.

(a)

The Servicer shall, in accordance with its customary servicing procedures, take such steps as are reasonably necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Issuer, the Servicer hereby agrees that the designation of BMW FS as the secured party on the certificate of title is in its capacity as agent of the Issuer.

(b)

The Depositor, the Issuer, the Indenture Trustee and the Servicer hereby agree that, upon the occurrence of a Servicer Termination Event, the Indenture Trustee may take or cause to be taken such actions as may, in the opinion of counsel to the Indenture Trustee, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor.

SECTION 4.06.

Covenants of Servicer.  By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Issuer rely in accepting the Receivables and delivering the applicable Securities):

(a)

Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein.

(b)

No Impairment. The Servicer shall do nothing to impair the rights of the Issuer in the property of the Issuer.

(c)

No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02.

(d)

Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Conveyed Asset except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names BMW FS, the Depositor or the Issuer as a debtor, and any Person other than the Depositor, the Issuer or the Indenture Trustee as a secured party or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Conveyed Assets or the related property.

SECTION 4.07.

Purchase of Receivables Upon Breach.  Upon discovery by any of the Servicer, the Seller, the Depositor, the Issuer or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.05(a) or 4.06, the party discovering such breach shall give prompt written notice to the other parties to this Agreement; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section 4.07. On or before the last day of the second Collection Period in which it discovers or receives notice of a breach of any covenant set forth in Sections 4.02(b), 4.05(a) or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable (or, at the Servicer’s election, the last day of the first Collection Period following the Collection Period in which it discovers or receives notice of such breach), the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section 5.04. Upon such purchase, the Servicer shall be deemed to have released all claims for the reimbursement of outstanding Advances made in respect of the Receivables so purchased. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders.

SECTION 4.08.

Servicing Fee.  The Servicing Fee shall be payable to the Servicer on each Payment Date prior to the payment of interest on any Class of Notes. However, if the Rating Agency Condition is satisfied, the Servicing Fee in respect of a Collection Period (together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates) will be paid at the beginning of that Collection Period out of the collections of interest on the Receivables.  The Servicing Fee is based on the Servicing Fee Rate and shall be calculated on the basis of a 360-day year comprised of twelve 30-day months; provided, however, that the Servicing Fee on the first Payment Date shall be prorated to compensate for the length of the first Collection Period. The Servicer will be entitled to collect and retain as additional servicing compensation in respect of each Collection Period any late fees, prepayment charges, deferment fees and other administrative fees or similar charges collected on the Receivables (the "Supplemental Servicing Fee"). The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee).

SECTION 4.09.

Servicer's Certificate.  Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Payment Date pursuant to Section 5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. Receivables to be purchased by the Servicer or to be repurchased by the Seller and each Receivable that became a Liquidated Receivable may be identified by the Servicer by account number with respect to such Receivable (as specified in the Schedule of Receivables).

SECTION 4.10.

Annual Statement as to Compliance; Notice of Servicer Termination Event.

(a)

The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year 2010), an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

(b)

The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is a Servicer Termination Event under Section 8.01.

SECTION 4.11.

Assessment of Compliance and Annual Accountants' Attestation.

(a)

Within 90 days after the end of the Servicer's fiscal year (commencing with the fiscal year 2010), the Servicer shall:

(i)

deliver to the Issuer and the Administrator a report regarding the Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be addressed to the Issuer and signed by an authorized officer of the Servicer, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit F hereto delivered to the Issuer and the Administrator concurrently with the execution of this Agreement;

(ii)

deliver to the Issuer and the Administrator a report of a registered public accounting firm reasonably acceptable to the Issuer and the Administrator that attests to, and reports on, the assessment of compliance made by the Servicer and delivered pursuant to the preceding paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

(iii)

cause each Subservicer and each Subcontractor determined by the Servicer to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Issuer and the Administrator an assessment of compliance and accountants’ attestation as and when provided in paragraphs (i) and (ii) of this Section; and

(iv)

if requested by the Administrator, acting on behalf of the Issuer, deliver to the Issuer and the Administrator and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a securitization transaction a certification in the form attached hereto as Exhibit E and, if requested, cause any Subservicer or Subcontractor described in clause (iii) above to do the same.

The Servicer acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.  The Administrator, acting on behalf of the Issuer, will not request delivery of a certification under clause (a)(iv) above unless the Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to the Issuer.

(b)

Each assessment of compliance provided by a Subservicer pursuant to Section 4.11(a)(iii) shall address each of the Servicing Criteria specified on a certification to be delivered to the Servicer, Issuer and the Administrator on or prior to the date of such appointment.  An assessment of compliance provided by a Subcontractor pursuant to Section 4.11(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer and the Issuer on the date of such appointment.

SECTION 4.12.

Access to Certain Documentation and Information Regarding Receivables.  The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer upon prior written notice to the Servicer of at least five Business Days. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.13.

Term of Servicer.  The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

SECTION 4.14.

Access to Information Regarding Trust and Basic Documents.  The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Issuer or the Basic Documents as the Owner Trustee shall reasonably request. The Indenture Trustee shall furnish to the Owner Trustee, upon request, annually a copy of the Note Register. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV.

ARTICLE V.

DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

SECTION 5.01.

Establishment of Accounts.

(a)

The Servicer, for the benefit of the Noteholders and the Certificateholders, shall cause the Indenture Trustee to establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

(b)

The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders. The Issuer shall also cause to be established two administrative subaccounts within the Note Distribution Account at the Eligible Institution then maintaining the Note Distribution Account, which subaccounts shall be designated the "Interest Distribution Account" and the "Principal Distribution Account", respectively. The Interest Distribution Account and the Principal Distribution Account are established and maintained solely for administrative purposes.

(c)

The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

(d)

Funds on deposit in the Collection Account and the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer; provided, however, that if (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Reserve Account or the Collection Account to the Indenture Trustee by 11:00 a.m., New York City time (or such other time as may be agreed by the Administrator and Indenture Trustee), on any Business Day or (ii) a Default or Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 of the Indenture or (iii) if the Notes shall have been declared due and payable following an Indenture Default and amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.05 of the Indenture as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in investments that are Eligible Investments in accordance with the standing instructions most recently given in writing by the Servicer. Funds on deposit in the Note Distribution Account may be invested in investments that are Eligible Investements or otherwise remain uninvested. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders or the Certificateholders, as applicable; provided, for each Collection Period such amount shall be calculated on the Determination Date. On each Payment Date all interest and other investment income (net of Net Investment Losses) on funds on deposit in the (i) Note Distribution Account for the related Collection Period shall be paid to the Indenture Trustee as compensation for its services; (ii) Collection Account for the related Collection Period will be released to the Depositor; and (iii) Reserve Account for the related Collection Period will be released to the Depositor, upon the direction of the Servicer, to the extent that funds on deposit in the Reserve Account on such Payment Date, after giving effect to all withdrawals therefrom on such Payment Date, exceed the Specified Reserve Account Balance. Other than as permitted in writing by the Rating Agencies with respect to the Reserve Account, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Payment Date. Funds deposited in a Trust Account on a day that immediately precedes a Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight.

(e)

In the event that there are Net Investment Losses in Eligible Investments chosen by the Servicer, the Servicer shall deposit into the Collection Account, no later than one Business Day prior to the Payment Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

(f)

(i) The Trust shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable.  If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash or any investments from the account that is no longer an Eligible Deposit Account to the new Trust Account.

(ii)

With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

(A)

any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(f)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

(B)

any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition herein of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

(C)

any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition herein of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

(D)

any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition herein of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

(E)

any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending maturity or disposition by the Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

(iii)

The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

SECTION 5.02.

Collections.  The Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries within two Business Days of receipt thereof. So long as BMW FS is the Servicer, if BMW Capital has, and as long as it maintains, the Minimum Required Rating and no Servicer Termination Event has occurred or BMW FS obtains a letter of credit, surety bond or insurance policy under which demands for payment may be made to secure timely remittance of monthly collections to the Collection Account and the Indenture Trustee is provided with confirmation that the use of such alternative remittance schedule satisfies the Rating Agency Condition, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries on the Business Day prior to the Payment Date; provided that the Servicer will remit all such amounts described in the preceding sentence within two Business Days of receipt to an account established and maintained by BMW Capital. Notwithstanding anything herein to the contrary, so long as BMW FS is the Servicer, BMW FS may withhold from the deposit into the Collection Account any amounts indicated on the related Servicer's Certificate as being due and payable to the Servicer and pay such amounts directly to the Servicer. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Seller.

SECTION 5.03.

Application of Collections.  On each Payment Date, all payments received from or on behalf of an Obligor in respect of a Receivable (including each Purchased Receivable) during the related Collection Period shall be applied by the Servicer first to unreimbursed Advances (up to the amount of interest received, as provided in the definition of Available Interest), second to interest accrued to date, third to principal until the Principal Balance is brought current, fourth to reduce the unpaid late charges as provided in the Receivable and finally to prepay principal of the Receivable.

SECTION 5.04.

Purchase Amounts; Dealer Recourse.  The Servicer or the Seller shall deposit or cause to be deposited in the Collection Account, on or prior to each Determination Date, the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 4.07.  The Servicer shall deposit or cause to be deposited in the Collection Account on or prior to each Determination Date, all proceeds received from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement (the “Dealer Recourse Amount”).  If BMW Capital has the Minimum Required Rating and no Servicer Termination Event has occurred or BMW FS obtains a letter of credit, surety bond or insurance policy under which demands for payment may be made to secure timely remittance of monthly collections to the Collection Account and the Indenture Trustee is provided with confirmation that the use of such alternative remittance schedule satisfies the Rating Agency Condition, the Servicer shall deposit or cause to be deposited in the Collection Account the Purchase Amount and the Dealer Recourse Amount on the Business Day prior to the Payment Date; provided that the Servicer will deposit the Purchase Amount and any Dealer Recourse Amount into an account established and maintained by BMW Capital, such deposit being made within two Business Days of the event giving rise to such Purchase Amounts or Dealer Recourse Amounts.

SECTION 5.05.

Reserved.

SECTION 5.06.

Distributions.

(a)

On each Determination Date, the Servicer shall calculate all amounts required to be deposited or paid pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

(b)

On each Payment Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make the following deposits and distributions on such Payment Date from Available Amounts on deposit in the Collection Account, and, in the event of a shortfall in meeting the payments described in clauses (i) through (iii) below (an "Available Amounts Shortfall"), from amounts withdrawn from the Reserve Account, in the following order and priority:

(i)

to the Servicer, the Servicing Fee (and any accrued and unpaid Servicing Fees from prior Collection Periods), and Nonrecoverable Advances;

(ii)

to the Interest Distribution Account, (a) the aggregate amount of interest accrued for the related Interest Period on each of the Class of Notes at their respective Class A Rate on the Outstanding Amount as of the previous Payment Date after giving effect to all payments of principal to the Noteholders on the preceding Payment Date; and (b) the excess, if any, of the amount of interest payable to the Noteholders on prior Payment Dates over the amounts actually paid to the Noteholders on those prior Payment Dates, plus interest on any such shortfall at the related Class A Rate to the extent permitted by law;

(iii)

to the Principal Distribution Account, the Priority Principal Distribution Amount, if any;

(iv)

to the Reserve Account, the amount, if any, necessary to cause the amount on deposit in the Reserve Account to equal the Reserve Account Required Amount;

(v)

to the Principal Distribution Account, the Regular Principal Distribution Amount;

(vi)

to the Indenture Trustee and the Owner Trustee, any accrued and unpaid Trust Fees and Expenses, in each case to the extent such fees and expenses have not been previously paid by the Servicer in its capacity as Administrator; provided that, until the Notes have been paid in full, the annual amount paid to the Trustees out of Available Amounts described in this clause (vi) shall not exceed $10,000; provided further that if an Event of Default occurs and is continuing such $10,000 limitation will not apply; and

(vii)

any Available Amounts remaining, if any, to the Certificate Distribution Account.

On each Payment Date, the Servicer shall instruct the Indenture Trustee to distribute (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09), any amounts deposited into the Interest Distribution Account as payment of interest on the Notes pursuant to the priority set forth in Section 8.02(c) of the Indenture and the Principal Distribution Account as payment of principal on the Notes pursuant to the priority set forth in Section 8.02(d) of the Indenture. Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Percentage Interest is reduced to zero.

SECTION 5.07.

Reserve Account.

(a)

On or prior to the Closing Date, the Issuer shall cause to have deposited an amount equal to the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes. The Reserve Account shall be an asset of the Issuer.  Funds on deposit in the Reserve Account may be invested, as described in Section 5.01(d) of this Agreement.

(b)

In the event that the Servicer's Certificate states that there is an Available Amounts Shortfall, then the Indenture Trustee shall withdraw the Reserve Account Withdrawal Amount (as indicated in the Servicer’s Certificate) from the Reserve Account and deposit such Reserve Account Withdrawal Amount into the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the related Payment Date.

(c)

In the event that the Servicer's Certificate states that the amount on deposit in the Reserve Account (after giving effect to all deposits thereto and withdrawals therefrom on the Business Day prior to a Payment Date) is greater than the Reserve Account Required Amount on any Payment Date, the Indenture Trustee shall release and distribute all such amounts on such Payment Date to the Certificateholders except as otherwise provided in 5.01(d). Upon any such distribution to the Certificateholders, the Noteholders shall have no further rights in, or claims to, such amounts.

(d)

In the event that, on any Payment Date, the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, the Available Amounts remaining after the payment of the amounts set forth in Section 5.06(b)(i) through (iii), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee (as instructed by the Servicer pursuant to the Servicer’s Certificate) to the Reserve Account on such Payment Date.

(e)

Subject to Section 9.01, amounts on deposit in the Reserve Account will continue to be applied pursuant to Section 5.06 following payment in full of the Outstanding Amount of the Notes until the Pool Balance is reduced to zero. Following the payment in full of the Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be paid to the Certificateholders.

SECTION 5.08.

Statements to Securityholders.  On each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency and each Paying Agent (if any)) for the Indenture Trustee to forward to, or make available to, each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement in electronic format acceptable to the Indenture Trustee substantially in the form of Exhibit B setting forth at least the following information as to the Securities to the extent applicable:

(a)

the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal and the amount allocable to each Class of Notes on such Payment Date;

(b)

the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest and the amount allocable to each Class of Notes on such Payment Date;

(c)

the Outstanding Amount of each Class of Notes and the Note Pool Factor for each such Class as of the close of business on the related Payment Date, after giving effect to payments allocated to principal reported under clause (a) above;

(d)

the amount of the Servicing Fee paid to the Servicer and the amount of any fees payable to the Owner Trustee or the Indenture Trustee with respect to the related Collection Period;

(e)

the amount of any interest carryover shortfall on such Payment Date and the change, if any, in such amounts from those with respect to the immediately preceding Payment Date;

(f)

the aggregate amounts of Realized Losses, if any, with respect to the related Collection Period;

(g)

the Pool Balance and the Adjusted Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

(h)

the balance of the Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on such Payment Date, if any;

(i)

the amount of any deposit to the Reserve Account and the amount and application of any funds withdrawn from the Reserve Account with respect to such Payment Date;

(j)

the aggregate Principal Balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

(k)

the aggregate Principal Balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

(l)

any Available Amounts Shortfall after giving effect to payments on such Payment Date, and any change in such amounts from the preceding statement;

(m)

the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

(n)

the amount to be distributed to the Certificate Distribution Account;

(o)

the Yield Supplement Overcollateralization Amount for the next Payment Date;

(p)

the Target Overcollateralization Amount;

(q)

the applicable Record Date, Determination Date, Interest Period and Payment Date for each Class of Notes; and

(r)

the weighted average Interest Rate and weighted average remaining term to maturity of the Receivables.

Each amount set forth on the Payment Date statement under clauses (a), (b) or (l) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note.

The Indenture Trustee will make such report (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders and the Rating Agencies via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "www.sf.citidirect.com".  Assistance in using the website can be obtained by calling the Indenture Trustee’s customer service desk at (800) 422-2066.  Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by requesting the same in writing sent to the Corporate Trust Office and indicating such. The Indenture Trustee shall have the right to change the way such statements are distributed in order to make such distribution more convenient or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes. As a condition to access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee will not be liable for the dissemination of information in accordance with this Agreement. The Indenture Trustee shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided to it by the Administrator and the Servicer and may affix thereto any disclaimer it deems appropriate in its reasonable discretion.

SECTION 5.09.

Net Deposits.  As an administrative convenience, for so long as BMW FS is the Servicer, the Servicer shall be permitted to deposit into the Collection Account collections on the Receivables, Advances and Purchase Amounts for or with respect to the Collection Period net of distributions (including without limitation the Servicing Fee) to be made to the Servicer with respect to the Collection Period.  The Servicer shall, however, account to the Indenture Trustee, the Owner Trustee and the Noteholders as if all deposits and distributions were made individually.

SECTION 5.10.

Reserved.

SECTION 5.11.

Advances by the Servicer.

(a)

By the close of business on the Determination Date, the Servicer shall deposit into the Collection Account, out of its own funds, the related Advance: provided, however, that if such Advance involves an Obligor who is covered by the Servicemember’s Civil Relief Act, the Servicer shall not be required to make an Advance.

(b)

On each Payment Date, the Servicer shall reimburse itself for the amount of outstanding Advances made to the extent of actual interest collections of late scheduled payments on the related Receivables and any Administrative Purchase Payments or Warranty Purchase Payments (to the extent allocable to interest). In addition, if a Receivable becomes a Liquidated Receivable, the amount of accrued and unpaid interest on that Receivable (but not including interest for the current Collection Period) may, up to the amount of outstanding Advances in respect of that Receivable, be deemed a Nonrecoverable Advance and paid to the Servicer on the related Payment Date in reimbursement of the outstanding Advances with respect to such Receivable.

(c)

If the Servicer determines that any advance made pursuant to this Section 5.11 has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Collection Account for the amount of such Nonrecoverable Advance, but only to the extent that such Outstanding Amount Advanced relates to the Advance that has become a Nonrecoverable Advance.

ARTICLE VI.

THE DEPOSITOR

SECTION 6.01.

Representations, Warranties and Covenants of Depositor.  The Depositor makes the following representations, warranties and covenants to the Issuer, the Servicer, the Indenture Trustee and the Seller and on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations, warranties and covenants speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)

Organization and Good Standing. The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)

Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

(c)

Power and Authority. The Depositor has the limited liability company power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized by the Depositor by all necessary action.

(d)

Valid Sale; Binding Obligation. This Agreement effects a valid transfer and assignment of the Receivables and the other Conveyed Assets conveyed by the Depositor to the Trust hereunder, in each case enforceable against creditors of and purchasers from the Depositor. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

(e)

No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the limited liability company agreement or certificate of formation of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

(f)

No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Trust, the Notes or the Certificates.

(g)

No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

SECTION 6.02.

Company Existence.  During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

SECTION 6.03.

Liability of Depositor.  The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

SECTION 6.04.

Merger or Consolidation of, or Assumption of the Obligations of, Depositor.  Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents.  Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

SECTION 6.05.

Limitation on Liability of Depositor and Others.  The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

SECTION 6.06.

Depositor May Own Securities.  The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

SECTION 6.07.

Depositor to Provide Copies of Relevant Securities Filings.  The Depositor shall provide or cause to be provided to the Servicer a copy of any document filed by the Depositor subsequent to the date hereof with the Commission pursuant to the Securities Act or the Exchange Act that relate specifically to the Trust, the Notes or the Certificates.

SECTION 6.08.

Amendment of Depositor's Organizational Documents.  The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

ARTICLE VII.

THE SERVICER

SECTION 7.01.

Representations, Warranties and Covenants of Servicer.  The Servicer makes the following representations, warranties and covenants upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations, warranties and covenants speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a)

Organization and Good Standing. The Servicer is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The Servicer is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer and its subsidiaries, considered as one enterprise. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

(b)

Licenses and Approvals. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

(c)

Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary action.

(d)

Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

(e)

No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the limited liability company agreement of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

(f)

No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

SECTION 7.02.

Indemnities of Servicer.  The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

(a)

The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Depositor, the Owner Trustee and the Indenture Trustee from and against any and all reasonable and duly documented costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

(b)

The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes), and any reasonable costs and expenses in defending against the same.

(c)

The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all reasonable and duly documented costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

For purposes of this Section, in the event of the termination of the rights and obligations of BMW FS (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

SECTION 7.03.

Merger or Consolidation of, or Assumption of the Obligations of, Servicer.  Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. The Servicer shall be permitted to transfer and assign its duties and obligations under this Agreement to an affiliate that has succeeded to substantially all of the assets and liabilities of the Servicer in connection with a reorganization of the Servicer; provided that the resulting entity represents and warrants that it is not less creditworthy than the Servicer immediately prior to such reorganization.

SECTION 7.04.

Limitation on Liability of Servicer and Others.

(a)

Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.  The Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to the Servicer’s servicing responsibilities. The Servicer may, however, undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement with respect to the rights and duties of the parties to this Agreement and the interests of the Noteholders under this Agreement.  In that event, the legal expenses and costs of that action and any liability resulting from that course of action will be expenses, costs and liabilities of the Servicer, and the Servicer will not be entitled to be reimbursed for those costs and liabilities.

(b)

The parties expressly acknowledge and consent to the Indenture Trustee simultaneously acting in the capacity of successor Servicer and Indenture Trustee. The Indenture Trustee may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by the Indenture Trustee of express duties set forth in this Agreement in any of such capacities.

SECTION 7.05.

Appointment of Subservicer or Subcontractor.

(a)

The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided however, that the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer or the Securityholders shall have any responsibility therefor.

(b)

The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Issuer to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer as is required to file all required reports with the Commission.  The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Issuer and the Administrator any servicer compliance statement required to be delivered by such Subservicer under Section 4.10, any assessment of compliance and accountants' attestation required to be delivered by such Subservicer under Section 4.11 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 4.11(a)(iv) as and when required to be delivered.

(c)

The Servicer shall promptly upon request provide to the Issuer or the Administrator, acting on behalf of the Issuer, a written description (in form and substance satisfactory to the Issuer and the Administrator) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which, if any, of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which, if any, elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Issuer and the Depositor to comply with the reporting and compliance provisions of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Issuer and the Administrator any assessment of compliance and attestation required to be delivered by such Subcontractor, in each case as and when required to be delivered.

SECTION 7.06.

Servicer Not to Resign.

(a)

Subject to the provisions of Section 7.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

(b)

Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until a successor Servicer has assumed the responsibilities and obligations of the resigning Servicer in accordance with Section 8.03. If no Servicer has been appointed within 30 days of resignation or removal, or the date upon which any regulatory authority requires such resignation, the Indenture Trustee may petition any court of competent jurisdiction for such appointment.

SECTION 7.07.

Servicer May Own Securities.  The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Securities with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Except as set forth herein or in the other Basic Documents, Securities so owned by or pledged to Servicer or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Securities of the same class.

SECTION 7.08.

Information to be Provided by the Servicer.

(a)

At the request of the Administrator, acting on behalf of the Issuer, for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Issuer and the Administrator in writing of any material litigation or governmental proceedings pending against the Servicer or any Subservicer and (ii) provide to the Issuer and the Administrator a description of such proceedings.

(b)

As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide, at least 10 Business Days prior to the effective date of such succession or appointment, (x) written notice to the Issuer, the Depositor and the Administrator of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Issuer, the Depositor and the Administrator, all information reasonably requested by the Issuer, the Depositor or the Administrator, acting on behalf of the Issuer, in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

(c)

In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Issuer or the Administrator, acting on behalf of the Issuer, the Servicer shall provide such information regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.  Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

SECTION 7.09.

Remedies.

(a)

The Servicer shall be liable to the Issuer, the Administrator and the Depositor for any monetary damages incurred as a result of the failure by the Servicer, any Subservicer or any Subcontractor to deliver any information, report, certification, attestation, accountants’ letter or other material when and as required under Article IV and this Article VII, including any failure by the Servicer to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and shall reimburse the applicable party for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants’ letter or other material not delivered as required by the Servicer, any Subservicer, or any Subcontractor.

(b)

The Seller shall promptly reimburse the Issuer and the Administrator for all reasonable expenses incurred by the Issuer or Administrator as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Receivables to a successor servicer.  The provisions of this paragraph shall not limit whatever rights the Issuer or Administrator may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

ARTICLE VIII.

DEFAULT

SECTION 8.01.

Servicer Termination Events.  For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

(a)

any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

(b)

failure on the part of the Servicer duly to observe or perform, in any material respect, any covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Noteholders and (ii) continues unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or Noteholders evidencing not less than 50% of the Outstanding Amount of the Notes; or

(c)

the occurrence of an Insolvency Event with respect to the Servicer.

Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (1) for a period of 45 days or under clause (2) for a period of 90 days, will not constitute a Servicer Termination Event if that failure or delay was caused by Force Majeure or other similar occurrence.

SECTION 8.02.

Consequences of a Servicer Termination Event.

(a)

If a Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing at least 50% of the Outstanding Amount of the Notes, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer.

On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Indenture Trustee subject to Section 8.03; provided, however, that such successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that such successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer.  The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise.

(b)

All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the servicing duties to the successor Servicer (including any such transfer effected in accordance with Section 3.08) and amending this agreement to reflect such succession as Servicer, shall be paid by the predecessor Servicer.

(c)

The predecessor Servicer shall be entitled to receive all accrued and unpaid Servicing Fees, including reimbursement for Advances made in respect of the Receivables, through and including the effective date of the termination of the predecessor Servicer.

(d)

The predecessor Servicer shall cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the predecessor Servicer's responsibilities and rights hereunder including, without limitation, providing the Indenture Trustee and successor Servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to perform the Servicer's functions hereunder and the transfer to the Indenture Trustee or such successor Servicer, as applicable, all amounts which shall at the time or thereafter be or should have been deposited by the predecessor Servicer in the Collection Account and any other Trust Account maintained with respect to the Securities. Neither the Indenture Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor Servicer to deliver, or any delay by the predecessor Servicer in delivering, cash, documents or records to it, (ii) the failure of the predecessor Servicer to cooperate or (iii) restrictions imposed by any regulatory authority having jurisdiction over the predecessor Servicer.

(e)

The successor Servicer will not be responsible for delays attributable to the predecessor Servicer's failure to deliver information, defects in the information supplied by the predecessor Servicer or other circumstances beyond the control of the successor Servicer.

(f)

The successor Servicer will make arrangements with the predecessor Servicer for the prompt and safe transfer of, and the predecessor Servicer shall provide to the successor Servicer, all necessary servicing files and records held by the predecessor Servicer with respect to the Receivables including the Receivable File and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The predecessor Servicer shall be obligated to pay the reasonable costs associated with the transfer of the servicing files and records to the successor Servicer.

(g)

The successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties if any such failure or delay results from the successor Servicer acting in accordance with information prepared or supplied by a person other than the successor Servicer or the failure of any such person to prepare or provide such information. The successor Servicer shall have no responsibility, shall not be in default hereunder and shall incur no liability (i) for any act or failure to act by any third party, including the predecessor Servicer, the Issuer, the Owner Trustee or the Indenture Trustee or for any inaccuracy or omission in a notice or communication received by the successor Servicer from any third party or (ii) for any act or failure to act which is due to or results from the invalidity or unenforceability of any Receivable under applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Receivable.

SECTION 8.03.

Appointment of Successor Servicer.

(a)

On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Issuer, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer (including the Indenture Trustee in such capacity) is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer.

(b)

On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to Section 7.06, or if the Indenture Trustee is legally unable or unwilling to act as Servicer, the Indenture Trustee or Noteholders evidencing at least 50% of the Outstanding Amount of the Notes may exercise at any time their right to appoint a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if they do so.  Notwithstanding the above, if the Indenture Trustee shall be legally unable or unwilling to act as Servicer, the Indenture Trustee, the Issuer or Noteholders evidencing at least 50% of the Outstanding Amount of the Notes may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

(c)

Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

SECTION 8.04.

Notification to Securityholders.  Upon any Servicer Termination Event and termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee, upon a Responsible Officer obtaining actual knowledge of these events, shall give prompt written notice thereof to the Noteholders and each Rating Agency.

SECTION 8.05.

Waiver of Past Defaults.  Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE IX.

TERMINATION

SECTION 9.01.

Optional Purchase of All Receivables.

(a)

On the Payment Date following the last day of a Collection Period as of which the Pool Balance is equal to or less than 10% of the sum of the Initial Pool Balance and on each Payment Date thereafter, the Servicer shall have the option to purchase the Receivables from the Trust. Upon providing 20 days’ prior notice of the redemption of the Notes to the Indenture Trustee pursuant to Section 10.01 of the Indenture, the Servicer shall deposit to the Note Distribution Account on the Business Day preceding the Redemption Date an amount equal to the Redemption Price and shall succeed to all interests in and to the Receivables.  The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

(b)

As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

(c)

Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligation to make payments to Certificateholders of, the Indenture Trustee pursuant to this Agreement.

ARTICLE X.

MISCELLANEOUS

SECTION 10.01.

Amendment.

(a)

This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided, further, that such amendment shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied.

(b)

This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee and Noteholders holding not less than a majority of the Outstanding Amount of the Notes and the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the Certificate Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of or in respect of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Percentage Interest, the Securityholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.

(c)

This Agreement may be amended from time to time by the parties hereto, without the consent of any Noteholder, to amend the definition of Target Overcollateralization Amount or to amend the definition of Reserve Account Required Amount or change the manner in which the Reserve Account is funded; provided, that the Servicer requests each Rating Agency to consent to such action and the Rating Agency Condition is satisfied.

Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 10.02.

Protection of Title to Trust.

(a)

The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Conveyed Assets. The Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing.

(b)

Neither the Depositor nor the Servicer shall change its name or structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-507 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)

Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of (i) the Depositor or the Servicer becoming organized under the laws of any additional jurisdiction or (ii) any change of its jurisdiction of organization (within the meaning of the UCC) if, as a result of such change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment and/or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its chief executive office, within the United States of America.

(d)

The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) a person adequately trained in the use of the Servicer's data system to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

(e)

The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is held by the Indenture Trustee for BMW Vehicle Owner Trust 2010-A. The Servicer shall at all times maintain control of the Receivables constituting electronic chattel paper. Indication of such Receivable's inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

(f)

If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

(g)

The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

(h)

Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within 15 Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

(i)

The Servicer shall deliver to the Owner Trustee and the Indenture Trustee promptly after the execution and delivery of this Agreement and each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Conveyed Assets, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest. Each Opinion of Counsel referred to in clause (i) or (ii) of this paragraph shall specify any action necessary (as of the date of such opinion) to be taken in the following years to preserve and protect such interest.

SECTION 10.03.

Notices.  All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Seller, the Administrator, the Custodian, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, Attention: Vice President-Finance & CFO; (b) in the case of the Servicer, Seller, Administrator and Custodian, to BMW FS, 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677, Attention: Vice President-Finance & CFO; (c) in the case of the Indenture Trustee, to Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Global Transaction Services – BMW Vehicle Owner Trust 2010-A; (d) in the case of the Issuer or the Owner Trustee, to the Corporate Trust Administration Department (as defined in the Trust Agreement); (e) in the case of Moody's, to 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, Attention: ABS/RMBS Monitoring Department, Email: ServicerReports@moodys.com; and (f) in the case of Standard & Poor's, to 55 Water Street (42nd Floor), New York, New York 10041, Attention:  Asset Backed Surveillance Department, Email: Servicer_reports@sandp.com; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 10.04.

Assignment by the Depositor or the Servicer.  Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

SECTION 10.05.

Limitations on Rights of Others.  The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Seller, the Custodian, the Administrator, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 10.06.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.07.

Counterparts.  This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

SECTION 10.08.

Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 10.09.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.10.

Assignment by Issuer.  The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Conveyed Assets or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

SECTION 10.11.

Nonpetition Covenants.  Notwithstanding any prior termination of this Agreement, the parties hereto hereby covenant and agree that they will not, at any time, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

SECTION 10.12.

Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of BMW Vehicle Owner Trust 2010-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

(b)

Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Citibank, N.A., not in its individual capacity but solely as Indenture Trustee, and in no event shall Citibank, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.  For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI of the Indenture.

SECTION 10.13.

Depositor Payment Obligation.  The Depositor shall be responsible for the payment of all fees and expenses, if any, of the Issuer, the Owner Trustee and the Indenture Trustee, as applicable, paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain or monitor the renewal of any required license of the Trust under the Pennsylvania Motor Vehicle Sales Finance Act and the Maryland Code Financial Institutions, Title 11, Subtitle 4.

SECTION 10.14.

Intent of the Parties; Reasonableness.  The Seller, Servicer, Sponsor and Issuer acknowledge and agree that the purpose of Sections 4.11 and 7.05 of this Agreement is to facilitate compliance by the Issuer and the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.

None of the Sponsor, the Administrator nor the Issuer shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act).  The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Issuer or the Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with this transaction, the Servicer shall cooperate fully with the Administrator and the Issuer to deliver to the Administrator or Issuer, as applicable (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Issuer or the Administrator to permit the Issuer or Administrator (acting on behalf of the Issuer) to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, any Subservicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Issuer or the Administrator to be necessary in order to effect such compliance.

The Issuer and the Administrator (including any of its assignees or designees) shall cooperate with the Servicer by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the reasonable judgment or the Issuer or the Administrator, as applicable, to comply with Regulation AB.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

BMW VEHICLE OWNER TRUST 2010-A

By:

WILMINGTON TRUST COMPANY,
not in its individual capacity but solely as Owner Trustee

By:

/s/ Bethany J. Taylor

Name: Bethany J. Taylor

Title: Financial Services Officer

BMW FS SECURITIES LLC

By:

/s/ Joachim Herr

       Name: Joachim Herr

       Title: Treasurer

By:  /s/ Martin Stremplat

       Name: Martin Stremplat

       Title: Vice President - Finance

BMW FINANCIAL SERVICES NA, LLC

By:

/s/ Joachim Herr

Name: Joachim Herr

Title: Treasurer

By:

/s/ Martin Stremplat

Name: Martin Stremplat

Title: Vice President – Finance & CFO

CITIBANK, N.A., not in its individual capacity but solely as Indenture Trustee

By:

/s/ Louis Piscitelli

Name: Louis Piscitelli

Title: Vice President

SCHEDULE A

SCHEDULE OF RECEIVABLES

[To be Delivered to the Indenture Trustee at Closing]

SCHEDULE B

LOCATION OF RECEIVABLE FILES

BMW Financial Services NA, LLC

5550 Britton Parkway

Hilliard, Ohio 43026

SCHEDULE C

YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

[To be provided separately]

EXHIBIT A

REPRESENTATIONS AND WARRANTIES OF THE SELLER

UNDER SECTION 3.02(A), 3.02(B) AND 3.03 OF THE RECEIVABLES
PURCHASE AGREEMENT

EXHIBIT B

FORM OF PAYMENT DATE STATEMENT TO SECURITYHOLDERS

BMW Financial Services NA, LLC
BMW Vehicle Owner Trust 2010-A
Payment Date Statement to Securityholders

Available Principal
Class A-1 Notes:	($ per $1,000 original principal amount)
Class A-2 Notes:	($ per $1,000 original principal amount)
Class A-3 Notes:	($ per $1,000 original principal amount)
Class A-4 Notes:	($ per $1,000 original principal amount)
Available Interest
Class A-1 Notes:	($ per $1,000 original principal amount)
Class A-2 Notes:	($ per $1,000 original principal amount)
Class A-3 Notes:	($ per $1,000 original principal amount)
Class A-4 Notes:	($ per $1,000 original principal amount)
Outstanding Amount:
Class A-1 Notes:
Class A-2 Notes:
Class A-3 Notes:
Class A-4 Notes:
Note Pool Factor:
Class A-1 Notes:
Class A-2 Notes:
Class A-3 Notes:
Class A-4 Notes:
Servicing Fee
Owner Trustee Fee
Indenture Trustee Fee
Interest Carryover Shortfall
Realized Losses
Pool Balance
Adjusted Pool Balance

Reserve Account Balance

Reserve Account Deposits or Withdrawals

Reserve Account Shortfall

Principal Balance of Liquidated Receivables or Purchased Receivables

Principal Balance of Receivables and number of Receivables that were delinquent:

30 to 59 days

60 to 89 days

90 days or more

Available Amounts Shortfall

Principal Balance of Receivables and number of Receivables that were repossessed

Certificate Distribution Account Amount

Yield Supplement Overcollateralization Amount

Target Overcollateralization Amount

Class A-1

Record Date

Determination Date

Interest Period

Class A-2

Record Date

Determination Date

Interest Period

Class A-3

Record Date

Determination Date

Interest Period

Class A-1

Record Date

Determination Date

Interest Period

Weighted Average Interest Rate

Weighted Average Terms to Maturity of the Recievables

EXHIBIT C

FORM OF SERVICER'S CERTIFICATE

[Available from Servicer]

EXHIBIT D

FORM OF DEALER AGREEMENT

[Available from Servicer]

EXHIBIT E

FORM OF ANNUAL CERTIFICATION

Re: The Sale and Servicing Agreement dated as of March 1, 2010 (the "Agreement"), among BMW VEHICLE OWNER TRUST 2010-A (the "Issuer"), BMW FS SECURITIES LLC (the "Depositor"), BMW FINANCIAL SERVICES NA, LLC, as the seller (in such capacity, the "Seller"), as the sponsor (in such capacity, the "Sponsor"), as servicer (in such capacity, the "Servicer"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian"), and CITIBANK, N.A. (the "Indenture Trustee").

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the "Company"), certify to the Issuer and the Depositor, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer’s certificates and other information relating to the servicing of the Receivables by the Company during 20[   ] that were delivered by the Company to the Issuer and the Depositor pursuant to the Agreement (collectively, the "Company Servicing Information");

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Issuer and the Depositor;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Issuer, the Administrator, the Depositor, the Indenture Trustee and the Owner Trustee.  Any material instances of noncompliance described in such reports have been disclosed to the Issuer, the Administrator and the Depositor.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date:

_________________________

By:  ________________________

Name:

Title:

EXHIBIT F

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer, shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the receivables are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Cash Collection and Administration
1122(d)(2)(i)

Payments on receivables are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel..
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.
1122(d)(2)(vii)

 Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of receivables serviced by the Servicer.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on receivables is maintained as required by the transaction agreements or related receivables documents.
1122(d)(4)(ii)	Receivables and related documents are safeguarded as required by the transaction agreements
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
1122(d)(4)(iv)

Payments on receivables, including any payoffs, made in accordance with the related receivables documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related receivables documents.

1122(d)(4)(v)	The Servicer’s records regarding the receivables agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's receivables (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with usual customary procedures.

1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with usual customary procedures.

1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a receivable is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent receivables including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)	Adjustments to interest rates or rates of return for receivables with variable rates are computed based on the related receivables documents.
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s receivables documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable receivables documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related receivables, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

By:___________________________

Name:

Title: